FRANK FUNDS

CAMELOT EVENT-DRIVEN FUND

STATEMENT OF ADDITIONAL INFORMATION

Class A Shares:  EVDAX

Institutional Class Shares: EVDIX

NOVEMBER 1, 2022

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the Fund’s current Prospectus dated November 1, 2022.  A free copy of the Prospectus or Annual Report can be obtained by writing the transfer agent at Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147, or by calling 1-855-318-2804. The Fund’s Prospectus is incorporated by reference in this SAI.

The Fund acquired all of the assets and liabilities of the Quaker Event Arbitrage Fund (“Predecessor Fund”), a series of Quaker Investment Trust, in a tax-free reorganization on June 22, 2018. In connection with this acquisition, Class A, Class C and Institutional Class shares of the Predecessor Fund were exchanged for Class A, Class A and Institutional Class shares of the Fund, respectively. Certain financial information included on the following pages is that of the Predecessor Fund.

TABLE OF CONTENTS

DESCRIPTION OF THE TRUST AND THE FUND

1

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENTS

1

Investment Restrictions

9

Temporary Defensive Positions

11

MANAGEMENT OF THE FUND

11

CODE OF ETHICS

13

DISCLOSURE CONCERNING PROXY VOTING

14

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

15

Control Persons and Principal Holders

15

Management Ownership

16

INVESTMENT ADVISORY AND OTHER SERVICES

17

Investment Adviser

17

The Portfolio Manager

17

Custodian

19

Fund Services

19

Independent Registered Public Accounting Firm

19

Distributor

20

BROKERAGE ALLOCATION AND OTHER PRACTICES

21

DISCLOSURE OF PORTFOLIO HOLDINGS

22

PURCHASE, REDEMPTION, AND PRICING OF SHARES

23

Purchase of Shares

23

Pricing of Shares

23

TAX CONSEQUENCES

24

TAXATION OF THE FUND

25

FINANCIAL STATEMENTS

25

DESCRIPTION OF THE TRUST AND THE FUND

The Camelot Event-Driven Fund (the “Fund”) is a diversified series of the Frank Funds (the “Trust”) which organized on February 12, 2004.  The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated February 12, 2004 (the “Trust Agreement”).  The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.  The Fund is one of three series currently authorized by the Trustees.  The investment adviser to the Fund is Camelot Event-Driven Advisors, LLC (the “Adviser”).

The Fund does not issue share certificates.  All shares are held in non-certificate form registered on the books of the Fund and the Fund’s transfer agent for the account of the shareholder.  The Fund offers two classes of shares: Class A and Institutional Class Shares.  Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Trustees.  The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund.  Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.  No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENTS

The investment objective and strategies of the Fund are described in the Prospectus under the “Fund Summary” and “Additional Information About Investment Strategies and Related Risks” headings. Set forth below is additional information with respect to the investment strategies and risks of the Fund.

INVESTMENT STRATEGIES

In addition to the primary investment securities in which the Fund invests as set forth in the Prospectus, the Fund may also invest in the following, to the extent that such investments do not violate an investment restriction described in the Prospectus or this SAI:

U.S. Government Securities. U.S. Government Treasury Bills, Treasury Notes, and Treasury Bonds (“U.S. Government Securities”) are direct obligations of the U.S. Government. As such, these instruments are generally considered to have the highest credit standing. Securities backed by the full faith and credit of the United States Government (direct obligations) carry minimal credit risk; shareholders are generally exposed only to interest rate risk.

Municipal Obligations. The term “Municipal Obligations” generally includes debt obligations issued to obtain funds for various public purposes, including, but not limited to, the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. The interest paid on such obligations may be exempt from federal income tax, although current tax laws place substantial limitations on the size of such issues. Such obligations are considered to be Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax in the opinion of bond counsel to the issuer. There are, of course, variations in the securities of Municipal Obligations, both within a particular classification and between classifications.

For the purpose of diversification under the Investment Company Act of 1940, as amended (the “1940 Act”), the identification of the issuer of Municipal Obligations depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and will be treated as an issue of such government or other entity.

Municipal lease obligations do not constitute general obligations of the municipality, but are ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to take special risks not ordinarily associated with Municipal Obligations. Although lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a lease obligation ordinarily is backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The staff of the U.S. Securities and Exchange Commission (“SEC”) currently considers certain lease obligations to be illiquid. See “Illiquid Investments” for a description of the Trust’s policies in this regard.

U.S. Government Agency Securities. U.S. Government Agency Securities are securities issued by instrumentalities of the U.S. Government. Some of these securities are direct obligations of the U.S. Government, but those that are not still enjoy a very high degree of credit safety. However, if a U.S. Government Agency in which the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund’s share price could fall.

Repurchase Agreements. In a Repurchase Agreement, a Fund purchases securities subject to the seller’s simultaneous agreement to repurchase those securities from the Fund at a specified time (usually one day) and price. The repurchase price reflects an agreed-upon interest rate during the time of investment. All Repurchase Agreements entered into by the Fund must be collateralized by qualifying securities, the market values of which equal or exceed 102% of the principal amount of the money invested by the Fund, and the Fund may only enter into Repurchase Agreements with U.S. banks or qualifying broker/dealers, provided that the Fund’s custodian always has possession of the securities serving as collateral for the Repurchase Agreements or has proper evidence of book entry receipt of said securities.

When-Issued Securities and Delayed-Delivery Transactions. The Fund may purchase securities on a when-issued basis, and may purchase or sell securities for delayed-delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place at some future date. The Fund may enter into such transactions when, in the Adviser’s opinion, doing so may secure an advantageous yield and/or price to the Fund that might otherwise be unavailable. The Fund is not limited on the percentage of assets it may commit to such transactions, but to minimize the risks of entering into these transactions, the Fund will maintain a segregated account with its custodian consisting of cash, cash equivalents, or U.S. Government securities, in an amount equal to the aggregate fair market value of its commitments to such transactions.

Equity Securities. To the extent that such purchases do not conflict with the Fund’s principal investment objective(s), the Fund may invest in common stock, convertible preferred stock, straight preferred stock, and convertible bonds. Stocks held in the portfolio of the Fund will generally be traded on either the: NYSE, Arca, or the NASDAQ over-the-counter market.

Short-Term Investments. The Fund also may hold money market or repurchase agreement instruments for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions and to provide for Fund operating expenses. As a temporary defensive measure, the Fund may invest up to 100% of its total assets in investment grade bonds, U.S. Government Securities, Repurchase Agreements, or money market instruments. When the Fund invests its assets in such securities as a temporary defensive measure, it will not be pursuing its stated investment objective.

Options. The Fund may invest in options and other derivative securities. Generally, an option contract gives the purchaser the right to acquire (call option) or sell (put option) a security at a predetermined price. Similarly, the seller/writer of an option contract may be obliged to sell (call option) or buy (put option) a security at a predetermined price. An option involves either: (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and stock indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. To cover the potential obligations involved in writing options, the Fund either: (a) owns the underlying security, or in the case of an option on a market index, holds a portfolio of stocks substantially replicating the movement of the index; or (b) the Fund segregates with the custodian high grade liquid debt obligations sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.

The purchase and writing of options requires additional skills and techniques beyond normal portfolio management, and involves certain risks. The purchase of options limits the Fund’s potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues. It also will retain the risk of loss should the price of the security decline. When the Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that the Fund can effect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if the Fund does not exercise the option or, in the case of over-the-counter options, the writer does not perform its obligations.

Futures Contracts and Related Options. To hedge against changes in securities prices or interest rates, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on such futures contracts. Permissible futures contracts investments are limited to futures on various equity securities and other financial instruments and indices. The Fund will engage in futures and related options transactions for bona-fide hedging or other non-hedging purposes as permitted by regulations of the CFTC.

The Fund may only purchase or sell non-hedging futures contracts, or purchase or sell related non-hedging options, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits on the Fund’s existing non-hedging futures and related non-hedging options positions, and the amount of premiums paid for existing non-hedging options on futures (net of the amount the positions are “in the money”) does not exceed 5% of the market value of the Fund’s total assets. The Fund may invest without limit in initial margins and premiums on futures and related options.

Money Market Instruments. Money market instruments mature in thirteen (13) months or less from the date of purchase and include U.S. Government Securities, corporate debt securities, bankers acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper rated in one of the two highest rating categories by any of the nationally recognized statistical rating organizations or if not rated, of equivalent quality in the investment adviser’s opinion. Money market instruments may be purchased for temporary defensive purposes, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operating expenses of the Fund. For temporary defensive purposes, an investment adviser may, when it believes that unusually volatile or unstable economic and market conditions exist, depart from the Fund’s normal investment approach and invest up to 100% of the net assets of the Fund in these instruments.

Registered Investment Companies. The Fund may invest in securities issued by other investment companies. The Fund intends to limit its investments in accordance with applicable law or as permitted by Rule 12d1-4. Among other things, such law would limit these investments so that, as determined immediately after a securities purchase is made by the Fund: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company (the "5% Limitation"); (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group (the "10% Limitation"); (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund (the "3% Limitation"); and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned by the Fund together with all other investment companies that have the same advisor. Under certain sets of conditions, different sets of restrictions may be applicable. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its proportionate share of that investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which the Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne directly by the Fund’s shareholders.

To the extent applicable, the Fund intends to rely on Section 12(d)(1)(F) and Rule 12d1-4 under the 1940 Act which in conjunction with one another allow registered investment companies (such as the Fund) to exceed the 3%, 5% and 10% Limitation and the 10% Limitations, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) do not exceed the limits on sales loads established by Financial Industry Regulatory Authority (“FINRA”) for funds of funds, and the registered investment company “mirror votes” any securities purchased pursuant to Section 12(d)(1)(F).

Real Estate Securities. The Fund may invest in readily marketable interests in real estate investment trusts (“REITs”). REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity.

Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended (which may also be affected by changes in the value of the underlying property) and by changes in interest rates. REITs are dependent upon management skills, often have limited diversification, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for exemption from tax for distributed income under the Internal Revenue Code of 1986, as amended (the “Code”) and failing to maintain their exemptions from the Investment Trust Act of 1988, as amended. Certain REITs have relatively small market capitalizations, which may result in less market liquidity and greater price volatility of their securities.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven (7) days at approximately the price at which they are valued. Under the oversight of the Board of Trustees, (the “Board”) the Adviser, determines the liquidity of the Fund’s investments. Included within the category of illiquid securities are restricted securities, which cannot be sold to the public without registration under the federal securities laws. Unless registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration.

Master-Feeder Option. Notwithstanding its other investment policies, the Fund may seek to achieve its investment objective by investing all of its investable net assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those of the Fund. Although such an investment may be made in the sole discretion of the Trustees, the Fund’s shareholders will be given thirty (30) days prior notice of any such investment. There is no current intent to make such an investment.

iShares Funds. The Fund may from time to time invest in the shares of each iShares series of iShares Trust and iShares, Inc. (collectively, the “iShares Funds”) in excess of the limitations of section 12(d)(1)(A) and (B) of the 1940 Act, subject to: (i) the conditions set forth in the exemptive order dated April 15, 2003, issued by the SEC to iShares Trust and iShares, Inc., on behalf of each iShares Fund; and (ii) the representations and obligations outlined in a certain Participation Agreement entered into, by and among the Trust, on behalf of its series, iShares Trust and iShares, Inc. iShares Trust and iShares, Inc. are registered investment companies, and shares of iShares Funds are listed and traded at market prices on national securities exchanges, such as NYSE-Arca. Market prices of iShares Funds’ shares may be different from their net asset value per share. Each iShares Fund is an “index fund” that seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of a particular index. The value of iShares Fund shares is subject to change as the values of their respective component stocks fluctuate according to market volatility. A lack of liquidity in an iShares Fund could result in it being more volatile than their underlying securities portfolios. In addition, because of iShares Funds’ expenses, compared to owning the underlying securities directly, it may be more costly to own iShares Funds.

Foreign Securities. The Fund may invest in foreign securities, including depositary receipts of foreign-based companies, including companies based in developing countries. The Fund may engage in hedging transactions to reduce the currency risk of their investments. Foreign securities means any security the issuer of which is: (i) the government of a foreign country or of any political subdivision of a foreign country; or (ii) a corporation or other organization incorporated or organized under the laws of any foreign country, except an issuer of which: (A) more than 50% of the outstanding voting securities are held of record either directly or through voting trust certificates or depository receipts by residents of the United States; and (B) either: (1) the majority of the executive officers or directors of the issuer are U.S. citizens or residents; (2) more than 50% of the assets of the issuer are located in the U.S.; or (3) the business of the issuer is administered principally in the U.S. foreign securities include American Depositary Receipts (“ADRs”).

The Fund may invest in foreign fixed income securities, in addition to the foreign equity securities described in the Prospectus. Foreign fixed income securities include corporate debt obligations issued by foreign companies and debt obligations of foreign governments or international organizations. This category may include floating rate obligations, variable rate obligations, Yankee dollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on U.S. markets) and Eurodollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on foreign markets).

Emerging Markets. The Fund may invest in securities of issuers located in “emerging markets” (lesser developed countries located outside of the U.S.) or ETFs or other investment companies that invest in emerging market securities. Investing in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. For example, many investments in emerging markets experienced significant declines in value due to political and currency volatility in emerging markets countries during the latter part of 1997 and the first half of 1998. Laws and regulations in emerging markets may be less developed than in the U.S. and that as a result, additional risks may arise if the Fund invests in a corporate restructuring in an emerging market.  Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Securities Lending.  The Fund is authorized to lend securities from its investment portfolios, with a value not exceeding 33.33% of its total assets, to banks, brokers and other financial institutions if it receives collateral in cash, U.S. Government Securities or other liquid investments which will be maintained at all times in an amount equal to at least 102% of the current market value of the loaned domestic securities (including ADRs) and 105% of loaned foreign securities. The loans will be terminable at any time by the Fund, the Fund will then receive the loaned securities within five days. During the period of such a loan, the Fund receives the income on the loaned securities and a loan fee and may thereby increase its total return. The Fund continues to receive interest or dividends on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized. However, a Fund normally pays lending fees and related expenses from the interest or dividends earned on invested collateral. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. However, loans are made only to borrowers that are deemed by the Adviser to be of good financial standing. The Fund may invest cash collateral it receives in connection with a loan of securities in securities issued or guaranteed by the U.S. Government or irrevocable letters of credit that are marked to market daily, other high quality short-term debt instruments and money market instruments. For purposes of complying with the Fund’s investment policies and restrictions, collateral received in connection with securities loans will not be deemed an asset of the Fund unless otherwise required by law.

If the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities. As a result, the Fund may incur a loss or, in the event of a borrower’s bankruptcy, may be delayed in, or prevented from, liquidating the collateral.

Special Situations. The Fund may invest in special situations from time to time. A special situation arises when, in the opinion of Fund management, the securities of a company will, within a reasonably estimated time period, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole. Such developments and situations include, but are not limited to: liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs, and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is found in the normal course of investing.

Reverse Repurchase Agreements. The Fund may borrow by entering into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed to price. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high-grade securities, marked-to-market daily, having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obliged to repurchase. Reverse repurchase agreements involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in a loss to the Fund. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities. During that time, the Fund’s use of the proceeds of the reverse repurchase agreement effectively may be restricted. Reverse repurchase agreements create leverage, a speculative factor, and are considered borrowings for the purpose of the Fund’s limitation on borrowing.

Exchange-Traded Funds. The Fund may take long and short positions in exchange-traded funds (“ETFs”) to hedge a particular or general risk identified by the Portfolio Manager that, in the opinion of the Portfolio Manager, can be hedged through that ETF. In addition, the Fund may invest in ETFs as an arbitrage strategy. The Fund may also invest in options on ETFs as a substitute for investing in or short selling the underlying ETF.

The Fund may invest in equity and bond ETFs, which include various index tracking products such as iShares, streetTracks and HOLDRs. iShares, streetTracks and HOLDRs are a fixed basket of approximately twenty stocks of companies in a particular industry, sector or other group.  These groups include biotech, business-to-business, internet, pharmaceutical, retail and telecommunications HOLDRs, among others.

The Fund may also invest in various sector exchange-traded funds such as the Basic Industries Select Sector Index, Consumer Services Select Sector Index, Consumer Staples Select Sector Index, Cyclical/Transportation Select Sector Index, Energy Select Sector Index, Financial Select Sector Index, Industrial Select Sector Index, Technology Select Sector Index, Utilities Select Sector Index. Additionally, the Fund may invest in new exchange-traded shares as they become available.

The principal risks associated with ETFs include the risk that the equity securities in an ETF will decline in value if the Fund holds a long position, or rise in value in the case of a short position, due to factors affecting the issuing companies, their industries, or the equity markets generally. They are also subject to special risks associated with the particular sector, currency, commodity or countries in which the ETF invests. Additionally, if the Fund’s portfolio is overweighted in a certain industry sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector.

Corporate Debt Securities. Corporate debt securities are long and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by Standard & Poor’s Ratings Services or Baa or higher by Moody’s Investors Service, or if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories.

Zero Coupon Securities. The Fund may invest in zero coupon securities, which are debt securities issued or sold at a discount from their face value that do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date). Zero coupon securities involve risks that are similar to those of other debt securities, although the market prices of zero coupon securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit qualities. The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons.

Lower Quality Debt Securities. The Fund may purchase lower quality debt securities, or unrated debt securities, that have poor protection of payment of principal and interest. These securities, commonly referred to as “junk bonds,” often are considered to be speculative and involve greater risk of default and of price changes due to changes in the issuer’s creditworthiness. Market prices of these securities may fluctuate more than higher quality debt securities and may decline significantly in periods of general economic difficulty that may follow periods of rising rates. While the market for junk bonds has been in existence for many years and has weathered previous economic downturns, the market in recent years has experienced a dramatic increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the junk bond market, especially during periods of economic recession. The Fund may invest in securities which are of lower quality or are unrated if the Adviser determines that the securities provide the opportunity of meeting the Fund’s objective without presenting excessive risk. The Adviser will consider all factors, which it deems appropriate, including ratings, in making investment decisions for the Fund and will attempt to minimize investment risks through diversification, investment analysis and monitoring of general economic conditions and trends. To the extent that the Fund invests in lower quality securities, achievement of its investment objective may be more dependent on the Adviser’s credit analyses than is the case for higher quality bonds. While the Adviser may refer to ratings, it does not rely exclusively on ratings, but makes its own independent and ongoing review of credit quality.

The market for lower quality securities may be thinner and less active than that for higher quality securities, which can adversely affect the prices at which these securities can be sold. If there is not an established retail secondary market and market quotations are not available, these securities are valued in accordance with procedures established by the Board, including the use of outside pricing services. Judgment plays a greater role in valuing junk bonds than is the case for securities for which external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by the Fund to value these securities, and the Fund’s ability to dispose of these lower quality debt securities.

Lower quality securities present risks based on payment expectations. For example, junk bonds may contain redemption or call provisions. If an issuer exercises the provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a junk bond’s value will decrease in a rising interest rate market, as will the value of the Fund’s assets. If the Fund experiences unexpected net redemptions, this may force it to sell its junk bonds, without regard to their investment merits, thereby decreasing the asset base upon which the Fund’s expenses can be spread and possibly reducing the Fund’s rate of return.

Since the risk of default is higher for lower quality securities and sometimes increases with the age of these securities, the Adviser’s research and credit analysis are an integral part of managing any securities of this type held by the Fund. In considering investments for the Fund, the Adviser attempts to identify those issuers of high- yielding securities whose financial condition is adequate to meet future obligations and has improved or is expected to improve in the future. The Adviser’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earning prospects, and the experience and managerial strength of the issuer.

Investment Restrictions

Fundamental .  The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e .. , they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund.  As used in the Prospectus and the Statement of Additional Information, the term “majority” of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund.  Other investment practices, which may be changed by the

Board without the approval of shareholders, to the extent permitted by applicable law, regulation, or regulatory policy, are considered non-fundamental (“Non-Fundamental”).

 Fundamental Investment Restrictions. As a matter of fundamental policy, the Fund is not allowed to:

(1) issue senior securities, borrow money, or pledge its assets, except that it may borrow from banks as a temporary measure: (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of its total assets; or (b) in order to meet redemption requests, in amounts not exceeding 15% of its total assets; the Fund will not make any investments if borrowing exceeds 5% of its total assets until such time as total borrowing represents less than 5% of Fund assets;

(2) invest for the purpose of exercising control or management of another issuer;

(3) purchase or sell commodities or commodities contracts, real estate (including limited partnership interests, but excluding readily marketable securities secured by real estate or interests therein, readily marketable interests in real estate investment trusts, readily marketable securities issued by companies that invest in real estate or interests therein, as described in the Prospectus) or interests in oil, gas, or other mineral exploration or development programs or leases (although it may invest in readily marketable securities of issuers that invest in or sponsor such programs or leases);

(4) underwrite securities issued by others, except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under the federal securities laws;

(5) make short sales of securities or maintain a short position, except for: (a) outright short sales; and (b) short sales “against the box” as defined below:

Outright: an outright short sale involves the sale of securities not presently owned by the Fund. If the Fund does not purchase that security on the same day as the sale, the security must be borrowed (typically, from a broker/dealer). At the time an outright short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases the security for delivery to the lender; and an

“Against the Box”: a short sale “against the box” means that securities the Fund already owns are sold, but not delivered. Instead, these securities are segregated and pledged against the short position. When the short sale is closed out, the securities owned are released.

(6) participate on a joint or joint and several basis in any trading account in securities;

(7) make loans of money or securities, except that the Fund may: (i) invest in repurchase agreements and commercial paper; (ii) purchase a portion of an issue of publicly distributed bonds, debentures or other debt securities; and (iii) acquire private issues of debt securities subject to the limitations on investments in illiquid securities;

(8) under normal circumstances invest more than 25% of its total assets in the securities of companies engaged in a single industry or group of industries. This restriction does not limit the Fund’s investments in: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) tax-exempt obligations issued by governments or political subdivisions of governments; or (iii) repurchase agreements collateralized by such obligations;

(9) the Fund is a “diversified company” as defined in the 1940 Act. This means that the Fund will not, with respect to 75% of its total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result: (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer; or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

Non-Fundamental Investment Restrictions. The following investment limitations are not fundamental, and may be changed without shareholder approval. As a matter of non-fundamental policy, the Fund is allowed to:

(1) invest more than 15% of its net assets in illiquid investments. For this purpose, illiquid investments  include, among others: (a) securities for which no readily available market exists or which have legal or contractual restrictions on resale; (b) fixed time deposits that are subject to withdrawal penalties and have maturities of more than seven (7) days; and (c) repurchase agreements not terminable within seven (7) days; or

(2) purchase any securities on margin except in connection with such short-term credits as may be necessary for the clearance of transactions.

Temporary Defensive Positions

To respond to adverse market, economic, political, or other conditions, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies.  For example, the Fund may hold all or a portion of its assets in money market instruments or money market funds.  If the Fund invests in shares of a money market fund or other investment company, the shareholders of that Fund will be subject to duplicative management fees.  As a result of engaging in these temporary measures, the Fund may not achieve its investment objective, and the Fund may pay higher commissions as a result of increased portfolio turnover.  The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

MANAGEMENT OF THE FUND

The Board of Trustees supervises the business activities of the Trust and appoints the officers.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires, or is removed.  There are three series in the “Fund Complex”: the Fund, the Frank Value Fund, and the West Hills Core Fund.  The Board generally meets four times a year.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Jason W. Frey Year of Birth: 1979	Trustee	Indefinite/ June 2004 - present	Software Developer, International Business Machines Corp, a technology company, December 2012 to present.	3	None

Andrea Nitta Year of Birth: 1982	Trustee	Indefinite/ December 2009 - present	Accounting Manager, WEI Mortgage Corporation, May 2016 to present. Assistant Controller, Radiology Affiliates Imaging, March 2015 to November 2015.	3	None
Hemanshu Patel Year of Birth: 1984	Trustee	Indefinite/ December 2009 - present	Vice President, North Castle Partners, private equity firm, February 2016 to present. Vice President, J. W. Childs Associates, private equity firm, November 2007 to February 2016	3	None
Jeffry Brown Year of Birth: 1955	Trustee	Indefinite / August 2019 – present	CEO, Azimut Alternative Capital Partners; Self-employed, Consultant to Mutual Fund and Private Equity industries 2017 – Present. Founder, Managing Director Dyal Capital Partners – Neuberger Berman Group, private equity firm, 2011 – 2017.	3	Azimut Alternative Capital Partners

1 The address of each officer and trustee is c/o Frank Funds, 781 Crandon Blvd. Unit 602, Key Biscayne, FL 33149.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Brian J. Frank[2] Year of Birth: 1981	President, Treasurer, Chief Compliance Officer, and Trustee	Indefinite/Treasurer, Secretary and Chief Compliance Officer, June 2004 – present; President and Trustee, September 2009 - present	Managing Partner of Frank Capital Partners LLC since June 2003	3	None
Monique M. Weiss[2] Year of Birth: 1969	Secretary	Indefinite/September 2009 – present	Self-employed, Consultant to Mutual Fund Industry, 2006 – present.	N/A	None

1 The address of each officer and trustee is c/o Frank Funds, 781 Crandon Blvd. Unit 602, Key Biscayne, FL 33149.

2 Brian Frank is considered an “Interested” Trustee, as defined in the 1940 Act, because he is affiliated with the Adviser.  Brian Frank and Monique Weiss are married.

Board Leadership Structure.  The Trust is led by Mr. Brian Frank, who has served as the President of the Board since 2009.  Mr. Frank is an interested person by virtue of his position as Managing Partner of the Frank Value Fund’s investment adviser.  The Board is comprised of Mr. Frank and four other persons who are not “interested persons” of the Fund, as defined under the 1940 Act (each an “Independent Trustee,” together the “Independent Trustees”).  The Fund does not have a lead Independent Trustee, but governance guidelines provide that Independent Trustees will meet in executive session at each Board meeting.  The President of the Board is generally responsible for (a) chairing Board meetings, (b) setting the agendas for these meetings, and (c) providing information to Board members in advance of each Board meeting and between Board meetings.  Generally, the Fund believes it best to have a single leader who is seen by shareholders, business partners, and other stakeholders as providing strong leadership.  The Fund believes that its President, together with the Audit Committee and the full Board, provides effective leadership that is in the best interests of the Fund and each shareholder.

Board Risk Oversight.  The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis when and if necessary.  The Audit Committee, which has a separate chair, considers financial risks and reporting risks within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications.  Generally, the Board collectively believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes, and (iv) skills.  Mr. Frank has over 15 years of business experience in the investment management business and is skilled in portfolio and risk management functions.   Mr. Patel has a B.S. degree in finance from Rutgers University and over 10 years of experience in the financial services industry. Mr. Patel is knowledgeable in company valuation, stemming from his experience in investment banking and private equity, and his knowledge of finance contributes to the Board’s understanding of the strategies implemented by the Trust’s portfolio managers.  Ms. Nitta has a B.S. degree in finance from New York University’s Stern School of Business and over 15 years of experience in the financial services industry. Ms. Nitta has a background in financial accounting, originating from her experience with Ernst & Young and continuing with her current position as assistant controller at Radiology Affiliates Imaging. Her knowledge of public accounting contributes to the Board’s understanding of the Trust’s annual audit. Mr. Frey has over 15 years of experience in the banking and software industries. His knowledge of financial systems and regulation is helpful for the Board’s examination of best execution practices. Mr. Brown has an MBA from the University of California, Los Angeles, and a JD from University of Wisconsin Law School, and over 20 years’ experience in the financial services industry. Mr. Brown has a background in fixed income, management, private equity, and also a certificate in Cybersecurity Oversight from Carnegie Mellon University. His knowledge of the asset management business contributes to the Board’s understanding of the Trust’s overall strategy.

Audit Committee.  The Trust’s Audit Committee consists of each of the Independent Trustees.  The Audit Committee is responsible for overseeing the Trust’s accounting and financial reporting policies and practices; its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Trust’s financial statements and the independent audit of the financial statements; and acting as a liaison between the Trust’s independent auditors and the full Board of Trustees.  None of the audit committee members are “Interested” as defined in the 1940 Act.

As of December 31, 2021, the Trustees owned the following amounts in the Fund:

Name of Trustee or Officer	Dollar Range of Securities In The Fund	Aggregate Dollar Range of Securities In Trust
Brian J. Frank	$10,001 - $50.000	Over $100,000
Jason W. Frey	$0	$10,001 - $50,000
Andrea Nitta	$0	$10,001 - $50,000
Hemanshu Patel	$0	$10,001 - $50,000
Jeffry Brown	$0	$0

The following table describes the compensation anticipated to be paid to the Trustees for the fiscal period ending June 30, Trustees of the Trust who are deemed “interested persons” of the Trust, and officers of the Fund, receive no compensation from the Fund.

Name	Aggregate Compensation from the Fund	Total Compensation from Trust
Brian J. Frank	$0	$0
Jason W. Frey	$533	$1,599
Andrea Nitta	$533	$1,599
Hemanshu Patel	$533	$1,599
Jeffry Brown	$533	$1,599

CODE OF ETHICS

Pursuant to the requirements of Rule 17j-1 under the 1940 Act and to protect against certain unlawful acts, practices, and courses of business by certain individuals or entities related to the Fund, the Trust and the Adviser have each adopted a Code of Ethics and procedures for implementing the provisions of the Code. The personnel of the Trust and the Adviser are subject to the Code when investing in securities that may be purchased, sold, or held by the Fund.

DISCLOSURE CONCERNING PROXY VOTING
RELATED TO PORTFOLIO SECURITIES

The Board has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Adviser.  The Adviser will vote such proxies in accordance with its proxy policies and procedures.  In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of the Fund’s shareholders, and those of the Adviser or an affiliated person of the Adviser.  In such a case, the Trust’s policy requires that the Adviser abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board to make a voting decision.  The Adviser shall make a written recommendation of the voting decision to the Board, which shall include: (i) an explanation of why it has a conflict of interest; (ii) the reasons for its recommendation; and (iii) an explanation of why the recommendation is consistent with the Adviser’s proxy voting policies.  The Board shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Adviser, is most consistent with the Adviser’s proxy voting policies and in the best interests of Fund shareholders.  When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision how the Fund’s vote will be cast.

The Adviser’s policies and procedures state that the Adviser generally relies on the individual portfolio manager(s) to make the final decision on how to cast proxy votes.  When exercising its voting responsibilities, the Adviser’s policies call for an emphasis on (i) accountability of management of the company to its board, and of the board to the company’s shareholders, (ii) alignment of management and shareholder interests, and (iii) transparency through timely disclosure of important information about a company’s operations and financial performance.  While no set of proxy voting guidelines can anticipate all situations that may arise, the Adviser has adopted guidelines describing the Adviser’s general philosophy when proposals involve certain matters.  The following is a summary of those guidelines:

•

Electing a Board of Directors – A board should be composed primarily of independent directors, and key board committees should be entirely independent.  The Adviser generally supports efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time;

•

Approving Independent Auditors – The relationship between a company and its auditors should be limited primarily to the audit engagement;

•

Providing Equity-Based Compensation Plans - Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value.  Conversely, the Adviser is opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features;

•

Corporate Voting Structure - Shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.  The Adviser opposes super-majority requirements and generally supports the ability of shareholders to cumulate their votes for the election of directors; and

•

Shareholder Rights Plans - Shareholder rights plans, also known as poison pills, may tend to entrench current management, which the Adviser generally considers to have a negative impact on shareholder value.

•

Other Investment Companies - When the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

Information regarding the Fund’s proxy voting record during the most recent 12-month period ended June 30 is available at no charge, upon request, by calling 1-855-318-2804.  The information also is available on the SEC’s website at www.sec.gov.  In addition, a copy of the Fund’s proxy voting policies and procedures are also available by calling 1-855-318-2804 and will be sent within 3 business days of receipt of a request.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons and Principal Holders

Shareholders owning more than 25% of the shares of the Fund who have the power to vote those shares are considered to “control” the Fund as that term is defined under the 1940 Act.  Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser.  As of October 1, 2022, the Trust is not aware of any controlling shareholder or shareholders.

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund.

As of October 1, 2022, the following persons were the owners of 5% or more of the outstanding Institutional Class shares of the Fund.

Institutional Shares

Record (R) or Beneficial (B) Owner Name and Address	Status	Number of Shares	Percentage Ownership of Class
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	R	565,191	22.0%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOM ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA, 94105-1905	R	309,796	12.0%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOM ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA, 94105-1905	R	238,117	9.3%

As of October 1, 2022, the following persons were the owners of 5% or more of the outstanding Class A shares of the Fund.

Class A Shares

Record (R) or Beneficial (B) Owner Name and Address	Status	Number of Shares	Percentage Ownership of Class
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	R	40,215	7.9%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOM ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA, 94105-1905	R	28,984	5.7%

Management Ownership

As of October 1, 2022 the officers and Trustees of the Trust, as a group, directly owned 0.20% of the shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

The Trustees selected Camelot Event-Driven Advisors, LLC (“Camelot”) as the adviser to the Fund.  Camelot, located at 1700 Woodlands Drive, Maumee, OH 43537, serves as the Fund’s investment adviser. Camelot is a limited liability company organized under the laws of Delaware, and it is registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Under the terms of the management agreement (the “Agreement”), and subject to the oversight of the Board of Frank Funds, the Adviser is responsible for formulating the Fund’s investment policies, making ongoing investment decisions and engaging in portfolio transactions.

Under the terms of the Agreement, the Adviser manages the Fund’s investments subject to approval of the Board; furnishes investment advice to the Fund on the basis of a continuous review of the portfolio; and recommends to the Fund when and to what extent securities should be purchased or sold.  As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.30% of the average daily net assets of the Fund. For the fiscal years ended 2022, 2021, and 2020 the Adviser accrued $631,843, $350,152, and $384,475 in advisory fees, respectively, of which $146,030, $161,858, and $139,126, was waived/reimbursed by the Adviser, respectively.

The Agreement was approved for an initial term of two years, and will continue on a year to year basis thereafter, provided that continuance is approved at least annually by specific approval of the Board of the Fund or by vote of the holders of a majority of the outstanding voting securities of the Fund.  The Agreement was last renewed on June 23, 2022. The Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund on not more than 60 days written notice to the Adviser. In the event of its assignment, the Agreement will terminate automatically. A discussion of the Board’s considerations in approving the Agreement is available in the Fund’s Annual Report to Shareholders dated June 30, 2022.

The Portfolio Manager

Thomas F. Kirchner and Paul Hoffmeister (the “Portfolio Managers”) are the portfolio managers responsible for the day-to-day management of the Fund.  As of June 30, 2022, the Portfolio Managers were responsible for the management of the following types of accounts, in addition to the Fund:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Thomas F. Kirchner
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$2.0 million	1	$2.0 million
Other Accounts	4	$1.4 million	0	$0

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Paul Hoffmeister
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$2.0 million	1	$2.0 million
Other Accounts	95	$14.9 million	0	$0

The Adviser has not identified any material conflicts between the Fund and other accounts managed by the Portfolio Managers.  However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Fund and the other accounts.  The management of the Fund and the other accounts may result in unequal time and attention being devoted to the Fund and the other accounts.   Another potential conflict of interest may arise where another account has the same investment objective as the Fund, whereby the Portfolio Managers could favor one account over another.  Further, a potential conflict could include the Portfolio Managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Managers could use this information to the advantage of the other accounts and to the disadvantage of the Fund.  These potential conflicts of interest could create the appearance that the Portfolio Managers are favoring one investment vehicle over another.  The Adviser has adopted a trade allocation policy requiring combined (“blocked”) execution of trades when more than one account managed by the Adviser is purchasing the same security.  Where the Fund and other accounts managed by the Portfolio Managers are purchasing the same security, the Adviser will execute the transaction on a blocked basis.

The Portfolio Managers are compensated by the Adviser through a base salary. Portfolio Managers also receive distributions of profits resulting from their ownership stakes in the Adviser.

The following table shows the dollar range of equity securities beneficially owned by the Portfolio Manager in the Fund as of June 30, 2022.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Thomas F. Kirchner	Over $100,000

Paul Hoffmeister	$10,001 - $50,000

Custodian

The UMB Financial Corporation, located at 1010 Grand Boulevard, Kansas City, MO 64106, is custodian of the Fund’s investments.  The custodian acts as the Fund’s depository, provides safekeeping of its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request, and maintains records in connection with its duties.

Fund Services

Mutual Shareholder Services, LLC (“MSS”), 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio acts as the Fund’s transfer agent.  MSS maintains the records of the shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent, and performs other transfer agent and shareholder service functions. MSS receives an annual fee from the Adviser of $11.50 per shareholder (subject to a minimum monthly fee of $775.00 per Fund) for these transfer agency services.

In addition, MSS provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, MSS receives an annual fee from the Adviser based on the average value of the Fund.  These fees are: from $0 to $25 million in assets the annual fee is $21,000, from $25 million to $50 million in assets the annual fee is $30,500, from $50 million to $75 million in assets the annual fee is $36,250, from $75 million to $100 million in assets the annual fee is $42,000, from $100 million to $125 million in assets the annual fee is $47,750, from $125 million to $150 million in assets the annual fee is $53,500, and for asset above $150 million the annual fee is $59,250.  The Fund will receive a discount ranging from 10-60% depending on the net assets of the Fund until the Fund reaches $11 million in assets. For the fiscal years ended 2022, 2021, and 2020, the Fund paid $38,900, $33,023, and $34,970 for fund accounting services, respectively. For the fiscal years ended 2022, 2021, and 2020, the Fund paid $16,650, $13,201, and $12,270, for transfer agent fees, respectively.

Independent Registered Public Accounting Firm

The firm of Sanville & Company, 1514 Old York Road, Abington, PA 19001, has been selected as independent public accountants for the Fund for the fiscal year ending June 30, 2023.  Sanville & Company performs an annual audit of the Fund’s financial statements and provides financial, tax, and accounting services as requested.

Fund Administrator

Frank Capital Partners (the “Administrator”) provides the Fund with certain compliance and administrative services including paying all of the operating expenses of the Fund, except investment management fees; expenses of shareholders’ meetings and proxy solicitations; advertising, promotion, and other expenses incurred directly or indirectly in connection with the sale or distribution of the Fund’s shares that the Fund is authorized to pay pursuant to Rule 12b-1 under the 1940 Act; all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto.  The Administrator is located at 781 Crandon Blvd. Unit 602, Key Biscayne, FL 33149.   For these services,

the Fund pays the Administrator an annual asset-based fee of 0.21%. For the fiscal years ended 2022, 2021 and 2020 the Fund paid $99,281, $56,563, and $62,108 in administrative fees, respectively.

Distributor

Shares of the Fund are offered on a continuous basis through Arbor Court Capital, LLC (the “Distributor”), 8000 Town Centre Drive Suite 400 Broadview Hts. Ohio 44147.

The Fund has entered into a Distribution and Services Agreement whereby the Distributor serves as principal underwriter and distributor of the Fund.  Pursuant to this agreement, the Distributor purchases shares of the Fund for resale to the public, either directly or through securities brokers, dealers, banks, or other agents, and is obligated to purchase only those shares for which it has received purchase orders.  The Distributor has agreed to use its best efforts to solicit orders for the sale of the Fund’s shares. The Fund pays the Distributor $7,000 annually for the Distributor’s services.  The Fund will also pay the Distributor’s out of pocket expenses, including but not limited to: travel, printing, postage, telephone, registration fees for Adviser/Fund personnel, broker/dealer fees specific to Adviser/Fund, and other standard miscellaneous items permitted to be paid under the Fund’s 12b-1 Plans (described below).

RULE 12B-1 PLANS

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 under the 1940 Act for the Fund’s Class A shares (the “Plan”), pursuant to which Class A shares of the Fund are authorized to pay fees to the Distributor for providing distribution and/or shareholder services to the Fund.  Under the Plan, Class A shares of the Fund may pay distribution and/or shareholder service fees at an annual rate of 0.25% of Class A’s average net assets.  Such fees are to be paid by the Fund monthly, or at such other intervals, as the Board shall determine. Such fees shall be based upon each share class’s average daily net assets during the preceding month, and shall be calculated and accrued daily. The Fund may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of Trustees and the Distributor. The Plan authorizes payments to the Distributor as compensation for providing account maintenance services to Fund shareholders, including arranging for certain securities dealers or brokers, administrators, and others (“Recipients”) to provide these services and paying compensation for these services.  Institutional Class shares do not have a 12b-1 plan.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Fund shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Fund; assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and in processing purchase and redemption transactions; making the Fund’s investment plan and shareholder services available; and providing such other information and services to investors in shares of the Fund as the Adviser or the Trust, on behalf of the Fund, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Adviser with respect to the Fund. The Distributor may be compensated by the Adviser for its distribution and marketing efforts.

The Distributor is required to provide a written report, at least quarterly to the Board of Trustees of the Trust, specifying in reasonable detail the amounts expended pursuant to the Plans and the purposes for which such expenditures were made.  Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Adviser to Recipients.

The Plan became effective on February 25, 2018.  The initial term of the Plan was one year, and it will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board and a majority of the Trustees who are not “interested persons” of the Trust and do not have a direct or indirect financial interest in the Plan (the “Plan Independent Trustees”) by votes cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be terminated at any time by the Trust or the Fund by vote of a majority of the Plan Independent Trustees or by vote of a majority of the outstanding voting shares of the Fund.

The Plan may not be amended to increase materially the amount of the Distributor’s compensation to be paid by the Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the respective class of the Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of the Trust and a majority of the Plan Independent Trustees by votes cast in person at a meeting called for the purpose of voting on the Plan.

Any agreement related to the Plan will be in writing and provide that: (a) it may be terminated by the Trust or the Fund at any time upon sixty days’ written notice, without the payment of any penalty, by vote of a majority of the respective Plan Independent Trustees, or by vote of a majority of the outstanding voting securities of the Trust or the Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Plan Independent Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to policies established by the Board of Trustees, the Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions.  In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer, and the brokerage and research services provided by the broker or dealer.  The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.  The Adviser may not give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.  However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell the Fund’s shares so long as such placements are made pursuant to policies approved by the Fund’s Board of Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion, and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided.  The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities, and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts.  Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund.  Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received.  It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available.  Fixed income securities are normally purchased directly from the issuer, an underwriter, or a market maker.  Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When the Fund and another of the Adviser’s clients seek to purchase or sell the same security at or about the same time, the Adviser will execute the transaction on a blocked basis.  Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security.  Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis.  The Adviser may adjust the allocation when, taking into account such factors as the size of the individual orders and transaction costs, the Adviser believes an adjustment is reasonable. In the fiscal year ended 2022 the Fund paid $185,569 in brokerage fees.

PORTFOLIO TURNOVER

Portfolio turnover rate is calculated by dividing the lesser of the Fund’s sales or purchases of portfolio securities for the fiscal year (exclusive of purchases or sales of all securities whose maturities or expiration dates at the time of acquisition were one year or less) by the monthly average value of the securities in the Fund’s portfolio during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.  The portfolio turnover rate for the Fund for the fiscal year ended June 30, 2022 was 122%.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which are sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which are filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters.  The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-PORT within 60 days of the end of the Fund’s first and third fiscal quarters.  The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge.  This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).  The Fund has an ongoing arrangement to release portfolio holdings to Morningstar for Morningstar to assign a rating or ranking to the Fund.  Portfolio holdings will be supplied to Morningstar no more frequently than quarterly and only after the Fund has filed a Form N-CSR or Form N-PORT with the SEC.

Pursuant to policies and procedures adopted by the Board of Trustees, the Fund has ongoing arrangements to release portfolio holdings information on a daily basis to the Adviser, the Administrator, the transfer agent, the fund accounting agent and the custodian and on an as needed basis to other third parties providing services to the Fund.  The Adviser, Administrator, transfer agent, Fund accounting agent and custodian receive portfolio holdings information daily to carry out the essential operations of the Fund. The Fund discloses portfolio holdings to its auditors, legal counsel, proxy voting services (if applicable), pricing services, printers, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers as needed to provide services to the Fund.  The lag between the date of the information and the date on which the information is disclosed to these third parties will vary based on the identity of the party to whom the information is disclosed.  For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time.

The Fund, the Adviser, the Administrator, the transfer agent, the Fund accounting agent and the custodian are prohibited from entering into any special or ad hoc arrangements with any persons to make available information about the Fund’s portfolio holdings without the specific approval of the Board.  Any party wishing to release portfolio holdings information on an ad hoc or  special basis must submit any proposed arrangement to the Board, which will review such arrangement to determine whether it is (i) in the best interests of Fund shareholders, (ii) whether the information will be kept confidential (based on the factors discussed below) (iii) whether sufficient protections are in place to guard against personal trading based on the information and (iv) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Adviser, or any affiliated person of the Fund or the Adviser. Additionally, the Adviser, and any affiliated persons of the Adviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings.

Information disclosed to third parties, whether on an ongoing or ad hoc basis, is disclosed under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. The agreements with the Fund’s transfer agent, Fund accounting agent and custodian contain confidentiality clauses, which the Board and these parties have determined extend to the disclosure of nonpublic information about the Fund’s portfolio holding and the duty not to trade on the non-public information.  The Adviser has entered into a separate written confidentiality agreement that prohibits the disclosure of nonpublic information about the Fund’s portfolio holdings and includes a duty not to trade on the non-public information.

PURCHASE, REDEMPTION, AND PRICING OF SHARES

Purchase of Shares

Investors may only purchase Fund shares after receipt of a current Prospectus and by filling out and submitting an application supplied by the Fund.

Pricing of Shares

The price (net asset value) of the shares of the Fund is determined at the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for business.  For a description of the methods used to determine the net asset value, see “Determination of Net Asset Value” in the Prospectus.

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of the Trust.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

TAX CONSEQUENCES

Under provisions of Subchapter M of the Internal Revenue Code of 1986 as amended, the Fund, by paying out substantially all of its investment income and realized capital gains, intends to be relieved of federal income tax on the amounts distributed to shareholders. To qualify as a “regulated investment company” under Subchapter M, at least 90% of the Fund’s income must be derived from dividends, interest and gains from securities transactions, and no more than 50% of the Fund’s total assets may be in two or more securities that exceed 5% of the total assets of the Fund at the time of each security’s purchase. Not qualifying under Subchapter M of the Internal Revenue Code could cause the Fund to be considered a personal holding company subject to normal corporate income taxes. This would reduce the value of shareholder holdings by the amount of taxes paid.  Further, any subsequent dividend distribution of the Fund’s earnings after taxes generally would be taxable as received by shareholders.

The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards.  Capital losses may be carried forward indefinitely and retain the character of the original loss. Under prior law, capital losses could only be carried forward to offset any capital gains for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders. Currently available loss carry forwards as disclosed in the last annual report were $0.

Tax Distribution. The Fund’s distributions (e.g. capital gains and dividend income), whether received by shareholders in cash or reinvested in additional shares of the Fund, may be subject to federal income tax payable by shareholders. All income realized by the Fund, including short-term capital gains, will be taxable to the shareholder as ordinary income. Dividends from net income will be made annually or more frequently at the discretion of the Fund’s Board of Trustees. Dividends received shortly after purchase of Fund shares by an investor will have the effect of reducing the per share net asset value of his/her shares by the amount of such dividends or distributions. You should consult a tax advisor regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

Backup Withholding. The Fund is required by federal law to withhold 24% of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulations. To avoid this withholding requirement, you must certify on a W-9 tax form supplied by the Fund that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The Fund’s tax basis capital gains and losses and undistributed ordinary income are determined at the end of each fiscal year.

TAXATION OF THE FUND

The Fund has qualified under Subchapter M of the Internal Revenue Code. If the Fund does not qualify under Subchapter M, it would be liable for federal income tax on its capital gains and net investment income currently distributed to its shareholders, resulting in a second level of taxation that would substantially reduce net after-tax returns from the Fund.

Certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund.  U.S. Shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in a Fund.

Foreign Account Tax Compliance Act.  Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a fund and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund.  FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of  foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA.  Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

FINANCIAL STATEMENTS

The financial statements and independent registered public accounting firm’s report required to be included in this Statement of Additional Information are incorporated herein by reference to the Fund’s Annual Report to Shareholders for the fiscal year ended June 30, 2022. You can obtain the Annual Report without charge by calling the Fund at 1-855-318-2804 or by clicking this link.

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